Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

                                                     |
In re: Fresh Choice, Inc                             |  Case No. 04-54318 (ASW)
       485 Cochrane Circle                           |           ---------------
       Morgan Hill, CA 95037                         |
                                                     |  CHAPTER 11
                                                     |  MONTHLY OPERATING REPORT
                                                     |  (GENERAL BUSINESS CASE)
-----------------------------------------------------|

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 09/05/04 (1)                          PETITION DATE: 07/12/04
                  ------------                                        ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         ---

                                                                            End of Current  End of Prior  As of Petition
2.   Asset and Liability Structure                                              Month           Month         Filing
                                                                            --------------  ------------- --------------
     a. Current Assets                                                       $ 7,275,576    $  3,308,650
                                                                            --------------  ------------- --------------
     b. Total Assets                                                         $ 23,772,691   $ 23,834,017  $  22,899,629
                                                                            --------------  ------------- --------------
     c. Current Liabilities                                                  $ 5,178,983    $  1,251,688
                                                                            --------------  ------------- --------------
     d. Total Liabilities                                                    $ 21,102,802   $ 20,372,402  $  19,707,707
                                                                            --------------  ------------- --------------

                                                                                                            Cumulative
3.   Statement of Cash Receipts & Disbursements                             Current Month    Prior Month   Case to Date
                                                                            --------------  ------------- --------------
     a. Total Receipts                                                       $  5,919,007   $  5,923,500  $  11,842,507
                                                                            --------------  ------------- --------------
     b. Total Disbursements                                                  $  5,662,600   $  4,857,057  $  10,519,657
                                                                            --------------  ------------- --------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)           $    256,407   $  1,066,443  $   1,322,850
                                                                            --------------  ------------- --------------
     e. Cash Balance Beginning of Month                                      $  2,390,918   $  1,324,475
                                                                            --------------  -------------
     f. Cash Balance End of Month (c + d)                                    $  2,647,325   $  2,390,918
                                                                            --------------  -------------
                                                                                                            Cumulative
                                                                            Current Month    Prior Month   Case to Date
                                                                            --------------  ------------- --------------
4.   Profit/(Loss) from the Statement of Operations                          $   (792,003)  $ (3,222,045) $  (4,014,048)
                                                                            --------------  ------------- --------------
5.   Account Receivables (Pre and Post Petition)                             $    159,237   $    123,425
                                                                            --------------  -------------
6.   Post-Petition Liabilities                                               $  5,132,499   $  4,031,574
                                                                            --------------  -------------
7.   Past Due Post-Petition Account Payables (over 30 days)                  $          -   $          -
                                                                            --------------  -------------

At the end of this reporting month:                                              Yes             No
                                                                                 ---             --

8.   Have any payments been made on pre-petition debt, other than payments        X
     in the normal course to secured creditors or lessors? (if yes, attach  --------------  -------------
     listing including date of payment, amount of payment and name of payee)
     (see note 2)
                                                                                                  X
9.   Have any payments been made to professionals? (if yes, attach listing  --------------  -------------
     including date of payment, amount of payment and name of payee)

10.  If the answer is yes to 8 or 9, were all such payments approved by the       X
     court?                                                                 --------------  -------------

11.  Have any payments been made to officers, insiders, shareholders,
     relatives? (if yes, attach listing including date of payment, amount         X
     and reason for payment, and name of payee)                             --------------  -------------

12.  Is the estate insured for replacement cost of assets and for general         X
     liability?                                                             --------------  -------------

                                                                                                  X
13.  Are a plan and disclosure statement on file?                           --------------  -------------

                                                                                                  X
14.  Was there any post-petition borrowing during this reporting period?    --------------  -------------

15.  Check if paid: Post-petition taxes__X__;   U.S. Trustee Quarterly Fees____

     Check if filing is current for: Post-petition tax reporting and tax returns __X__
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly
     Fees are not paid , or tax return filings are not current.)
         U.S. Trustee Quarterly Fees are not due until October 2004.

Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from August 9, 2004 through September 5, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  09/30/04                                          /s/ David Pertl
     ------------                                        -----------------------
                                                         David Pertl

                                  STATEMENT OF OPERATIONS (General Business Case)
                            For the Month Ended                              09/05/04
                                                                             --------

                  Current Month
--------------------------------------------------                                                  Cumulative       Next Month
     Actual          Forecast           Variance                                                   Case to Date       Forecast
     ------          --------           --------                                                   ------------       --------
                                                            Revenues:
   $5,479,315       $5,104,957           $374,358       1   Gross Sales                             $10,961,810       $4,814,177
--------------   --------------     --------------                                                --------------   --------------
                                               $0       2   less: Sales Returns & Allowances
--------------   --------------     --------------                                                --------------   --------------
   $5,479,315       $5,104,957           $374,358       3   Net Sales                               $10,961,810       $4,814,177
--------------   --------------     --------------                                                --------------   --------------
   $3,151,341       $2,940,019          ($211,322)      4   less: Cost of Goods Sold  (Note 1)       $6,190,765       $2,811,692
                                                            (Schedule 'B')
--------------   --------------     --------------                                                --------------   --------------
   $2,327,974       $2,164,938           $163,036       5   Gross Profit                             $4,771,044       $2,002,485
--------------   --------------     --------------                                                --------------   --------------
           $0               $0                 $0       6   Interest                                         $0               $0
--------------   --------------     --------------                                                --------------   --------------
           $0               $0                 $0       7   Other Income:                                  $316               $0
--------------   --------------     --------------                                                --------------   --------------
                                               $0       8
--------------   --------------     --------------                                                --------------   --------------
           $0                                  $0       9
--------------   --------------     --------------                                                --------------   --------------
   $2,327,974       $2,164,938           $163,036      10       Total Revenues                       $4,771,360       $2,002,485
--------------   --------------     --------------                                                --------------   --------------

                                                            Expenses:
      $80,406          $67,819           ($12,587)     11   Compensation to Owner(s)/Officer(s)        $148,225          $80,406
--------------   --------------     --------------                                                --------------   --------------
     $137,676         $150,000            $12,324      12   Salaries                                   $286,278         $173,885
--------------   --------------     --------------                                                --------------   --------------
           $0               $0                 $0      13   Commissions                                      $0
--------------   --------------     --------------                                                --------------   --------------
      $19,700          $15,000            ($4,700)     14   Contract Labor                              $31,700
--------------   --------------     --------------          Rent/Lease:                           --------------   --------------

      $17,146          $20,000             $2,854      15   Personal                                    $34,751
--------------   --------------     --------------                                                --------------   --------------
     $758,461         $725,000           ($33,461)     16   Real Property (See Note 2)               $1,481,070         $779,171
--------------   --------------     --------------                                                --------------   --------------
      $51,805          $10,000           ($41,805)     17   Insurance                                   $97,798
--------------   --------------     --------------                                                --------------   --------------
      $65,884          $65,000              ($884)     18   Management Fees (Credit Cd.                $130,506
                                                            Processing)
--------------   --------------     --------------                                                --------------   --------------
     $170,400         $250,000            $79,600      19   Depreciation & Amortization                $412,650         $225,687
--------------   --------------     --------------                                                --------------   --------------
                                                            Taxes:
     $150,377         $150,000              ($377)     20   Employer Payroll Taxes                     $162,718
--------------   --------------     --------------                                                --------------   --------------
      $47,606          $42,000            ($5,606)     21   Real Property Taxes                         $89,730
--------------   --------------     --------------                                                --------------   --------------
       $3,058           $5,000             $1,942      22   Other Taxes                                  $6,996
--------------   --------------     --------------                                                --------------   --------------
     $228,753         $225,000            ($3,753)     23   Advertising                                $456,608         $161,439
--------------   --------------     --------------                                                --------------   --------------
      $31,708          $50,000            $18,292      24   G&A                                        $129,727         $153,864
--------------   --------------     --------------                                                --------------   --------------
      $51,605          $27,480           ($24,125)     25   Interest                                    $80,367          $63,902
--------------   --------------     --------------                                                --------------   --------------
      $34,756          $20,000           ($14,756)     26   Other Expenses:Legal fees & Audit           $53,608
--------------   --------------     --------------                                                --------------   --------------
      $36,411          $15,000           ($21,411)     27   Professional Fees                           $56,892
--------------   --------------     --------------                                                --------------   --------------
      $10,825          $15,000             $4,175      28   Travel Expenses/Meals/Ent                   $22,504
--------------   --------------     --------------                                                --------------   --------------
      $10,067          $10,000               ($67)     29   Storage                                     $18,260
--------------   --------------     --------------                                                --------------   --------------
     $189,872         $200,000            $10,128      30   Others (See Note 3)                        $382,125         $190,196
--------------   --------------     --------------                                                --------------   --------------
     $279,680         $300,000            $20,320      31   Utilities                                  $591,717         $323,742
--------------   --------------     --------------                                                --------------   --------------
     $123,290         $110,000           ($13,290)     32   Repairs & Maintenance                      $236,685         $100,787
--------------   --------------     --------------                                                --------------   --------------
                                               $0      33   License & Permits                           $12,298
--------------   --------------     --------------                                                --------------   --------------
                                               $0      34   CAPEX                                                        $53,007
--------------   --------------     --------------                                                --------------   --------------

   $2,499,486       $2,472,299           ($27,187)     35       Total Expenses                       $4,923,214       $2,306,086
--------------   --------------     --------------                                                --------------   --------------

    ($171,512)       ($307,361)          $135,849      36   Subtotal                                  ($151,854)       ($303,601)
--------------   --------------     --------------                                                --------------   --------------

                                                            Reorganization Items:
    ($218,394)        $182,000)           $36,394      37   Professional Fees                         ($400,308)       ($200,000)
--------------   --------------     --------------                                                --------------   --------------
           $0               $0                 $0      38   Provisions for Rejected Executory                $0               $0
                                                            Contracts
--------------   --------------     --------------                                                --------------   --------------
           $0               $0                 $0      39   Interest Earned on Accumulated Cash              $0               $0
                                                            from Resulting Chp 11 Case
--------------   --------------     --------------                                                --------------   --------------

      ($1,012)              $0            ($1,012)     40   Gain or (Loss) from Sale of Equipment          $288               $0
--------------   --------------     --------------                                                --------------   --------------
           $0         ($10,000)          ($10,000)     41   U.S. Trustee Quarterly Fees                      $0               $0
--------------   --------------     --------------                                                --------------   --------------
    ($401,085)              $0           $401,085      42   Store Closure Expenses & Asset          ($3,462,174)              $0
--------------   --------------     --------------                                                --------------   --------------
                                                              Impairment Expenses (See Note 4)
                                                                                                  --------------

    ($620,491)       ($192,000)         ($428,491)     43       Total Reorganization Items          ($3,862,194)       ($200,000)
--------------   --------------     --------------                                                --------------   --------------
    ($792,003)       ($499,361)         ($292,642)     44   Net Profit (Loss) Before Federal &      ($4,014,048)       ($503,601)
                                                            State Taxes
--------------   --------------     --------------                                                --------------   --------------
                                               $0      45   Federal & State Income Taxes
--------------   --------------     --------------                                                --------------   --------------
    ($792,003)       ($499,361)         ($292,642)     46   Net Profit (Loss)                       ($4,014,048)       ($503,601)
==============   ==============     ==============                                                ==============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                September 5, 2004

Notes:

       (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

       (2) Real Property                                          Amount
                                                               ------------
           Rent Expense                                            616,171
           Common Ground Maintenance                               142,290
                                                               ------------
           Total                                                   758,461

       (3) Other Admin                                            Amount
                                                               ------------
           Deposits Over/Short                                         254
           Cash Over                                                -1,576
           Cash Short                                                2,399
           Freight, Express, Cartage                                 2,941
           Laundry/Linens                                            9,467
           Dishwasher Expense                                       19,717
           Janitorial Expense                                       42,675
           Security Expense                                          4,608
           Paper Supplies                                           54,709
           Office Supplies                                          10,177
           Local Marketing                                           9,109
           Travel Expense                                              652
           Auto Related Expense                                      2,167
           Bank Charges                                             22,221
           Penalties & Late fees                                     1,453
           Payroll Processing Fees                                   3,809
           Real Time Fee                                             5,307
           Employee Awards                                             349
           General Manager's Conference                               -650
           Postage                                                     -78
           Dues & Subscriptions                                         93
           Seminar/Education                                            69
                                                               ------------
           Total                                                   189,872

       (4) This reflects additional asset impairment for store closure costs pursuant to GAAP.

                                  BALANCE SHEET
                             (General Business Case)
                       For the Month Ended          09/05/04
                                                    --------
     Assets
                                                          From Schedules        Market Value(1)
                                                          --------------        ---------------
        Current Assets
  1        Cash and cash equivalents - unrestricted                             $     2,647,325
                                                                                ----------------
  2        Cash and cash equivalents - restricted
                                                                                ----------------
  3        Accounts receivable (net)                            A               $       159,237
                                                                                ----------------
  4        Inventory                                            B               $       400,105
                                                                                ----------------
  5        Prepaid expenses                                                     $       578,591
                                                                                ----------------
  6        Professional retainers
                                                                                ----------------
  7        Other: Asset Held for Sale                                           $     3,490,318
                  ------------------------------------                          ----------------
  8
           -------------------------------------------                          ----------------

  9               Total Current Assets                                          $     7,275,576
                                                                                ----------------
        Property and Equipment (Market Value)

 10        Real property                                        C               $     2,570,413
                                                                                ----------------
 11        Machinery and equipment                              D               $     2,771,181
                                                                                ----------------
 12        Furniture and fixtures                               D               $     2,694,227
                                                                                ----------------
 13        Office equipment                                     D               $        53,444
                                                                                ----------------
 14        Leasehold improvements                               D               $     7,318,170
                                                                                ----------------
 15        Vehicles                                             D               $        14,118
                                                                                ----------------
 16        Other:                                               D
                  ------------------------------------                          ----------------
 17                                                             D
           -------------------------------------------                          ----------------
 18                                                             D
           -------------------------------------------                          ----------------
 19                                                             D
           -------------------------------------------                          ----------------
 20                                                             D
           -------------------------------------------                          ----------------

 21               Total Property and Equipment                                  $    15,421,553
                                                                                ----------------
        Other Assets

 22        Loans to shareholders
                                                                                ----------------
 23        Loans to affiliates
                                                                                ----------------
 24        Deposits (See Note 4)                                                $       904,870
           -------------------------------------------                          ----------------
 25        Intangible                                                           $       170,692
           -------------------------------------------                          ----------------
 26
           -------------------------------------------                          ----------------
 27
           -------------------------------------------                          ----------------
 28               Total Other Assets                                            $     1,075,562
                                                                                ----------------

 29               Total Assets                                                  $    23,772,691
                                                                                ================

     NOTE:
           Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

     Liabilities From Schedules

         Post-Petition

             Current Liabilities
 30              Accrued salaries and wages                                     $     1,341,653
                                                                                ----------------
 31              Payroll taxes
                                                                                ----------------
 32              Real and personal property taxes
                                                                                ----------------
 33              Income taxes                                                   $         2,614
                                                                                ----------------
 34              Sales taxes payable                                            $       458,415
                                                                                ----------------
 35              Notes payable (short-term)
                                                                                ----------------
 36              Accounts payable (trade)                       A               $       886,076
                                                                                ----------------
 37              Real property lease arrearage
                                                                                ----------------
 38              Personal property lease arrearage
                                                                                ----------------
 39              Accrued professional fees                                      $       380,792
                                                                                ----------------
 40              Current portion of long-term post-petition debt (due within
                 12 months)
                                                                                ----------------
 41              Other: Other Accrued Expense (Note 2)                          $     2,109,433
                        ------------------------------                          ----------------
 42
                 -------------------------------------                          ----------------
 43
                 -------------------------------------                          ----------------

 44              Total Current Liabilities                                      $     5,178,983
                                                                                ----------------

 45          Long-Term Post-Petition Debt, Net of Current Portion               $       (46,484)
                                                                                ----------------

 46              Total Post-Petition Liabilities                                $     5,132,499
                                                                                ----------------

         Pre-Petition Liabilities (allowed amount)

 47              Secured claims                                 F               $     4,837,528
                                                                                ----------------
 48              Priority unsecured claims                      F               $       875,637
                                                                                ----------------
 49              General unsecured claims                       F               $     2,437,501
                                                                                ----------------
 53              Other Accrued Expense (Note 2)                                 $     4,865,994
                                                                                ----------------
                 Long-Term Liabilities (Note 3)                                 $     2,953,643
                                                                                ----------------

 55              Total Pre-Petition Liabilities                                 $    15,970,303
                                                                                ----------------

 56              Total Liabilities                                              $    21,102,802
                                                                                ----------------
     Equity (Deficit)

 57          Retained Earnings/(Deficit) at time of filing                      $  (41,234,881)
                                                                                ----------------
 58          Common/Preferred Stock                                             $    5,181,222
                                                                                ----------------
 59          Additional paid-in capital                                         $   42,737,597
                                                                                ----------------
 60          Cumulative profit/(loss) since filing of case                      $   (4,014,049)
                                                                                ----------------
 61          Post-petition contributions/(distributions) or (draws)
                                                                                ----------------
 62          Market value adjustment
                                                                                ----------------

 63              Total Equity (Deficit)                                         $     2,669,889
                                                                                ----------------

 64  Total Liabilities and Equity (Deficit)                                     $    23,772,691
                                                                                ================

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                               September 5, 2004

Note:
-----
   (1)     Book value.

   (2)     The following is a list of Other Accrued Expenses:             Pre & Post-Petition   Pre-Petition   Post-Petition
                                                                          -------------------   ------------   -------------
           23010 Workers' Comp Payable                                               932,362              -         932,362
           23030 Accrued Credit Card Proc Fees                                        14,301              -          14,301
           23040 Accrued Bank Charges                                                 23,597              -          23,597
           23050 Gift Certificate Allowance                                          546,316              -         546,316
           23070 Food Credit Liability                                               403,146        402,510             636
           23080 Mngmnt Training & Development                                                                            -
           23110 Accrued Payroll Processing Fee                                          531          8,660          (8,129)
           23120 Closed Restaurants Payable  (502(b)(6)) estimate                  3,714,614      3,714,614               -
           23130 Other Accrued Liabilities                                           108,478        115,382          (6,904)
           23140 Accrued Fees-Finance                                                 47,553         22,134          25,419
           23150 Accrued Fees-Legal                                                   60,291          4,681          55,610
           23170 Accrued Fees-Audit                                                   28,949         11,860          17,089
           23180 Accrued Fees-Tax                                                     16,583         13,022           3,561
           23200 Accrued Fees-Employee Litigati                                       18,000         18,000               -
           23210 Accrued Fees-Executive                                               23,286         (2,735)         26,021
           23225 Accrued Auto                                                          2,933            976           1,957
           23240 Accrued Health Insurance-GW                                          79,429         79,429               -
           23250 Accrued Insurance                                                    25,049         25,049               -
           23300 Advertising Accrual                                                 171,658              -         171,658
           23350 Interest Payable - Loc                                               29,393         11,368          18,025
           23360 Interest Payable                                                     37,103         21,101          16,002
           23390 Accrued Janitorial Expense                                           (3,717)        14,846         (18,563)
           23400 Accrued Utilities                                                   415,239        197,389         217,850
           23410 Accrued Property Taxes                                              217,703        127,439          90,264
           23420 Accrued Cam                                                          62,630         80,269         (17,639)
                                                                          -------------------   ------------   -------------
           Total Other Accrued Expenses                                          $ 6,975,427    $ 4,865,994      $2,109,433



                                                                              Combined Amount
   (3)     The following is a list of Long-Term Liabilities               Pre & Post-Petition   Pre-Petition   Post-Petition
                                                                          -------------------   ------------   -------------
           24320 Deferred Rent                                                     2,364,053      2,404,964         (40,911)
           24340 Deferred Gain On Sale                                               162,794        165,536          (2,742)
           24350 Other Non-Current Liabilities                                       270,331        273,162          (2,831)
           24390 Notes Payable-Long Term                                             109,981        109,981               -
           24400 Capital Lease-Long Term                                                   -              -               -
                                                                          -------------------   ------------   -------------
           Total Long-Term Liabilities                                           $ 2,907,159      2,953,643         (46,484)

   (4)     Deposits                                             Amount
                                   ------------------------------------

           Rent Deposit                                        186,356
           Alcohol Deposit                                       8,000
           Other Deposit                                       668,610
           Equipment Deposit                                    41,904
                                   ------------------------------------
           Total Deposit                                       904,870

Fresh Choice, Inc.
Payments to Officers
Period 9, 2004


                                  Date                 Gross        Car Allowance         Total
---------------------------------------------------------------------------------------------------

Jefferson, Everett       August 13 & 27, 2004     $   22,307.68             -        $   22,307.68

Pertl, David             August 13 & 27, 2004     $   15,907.66        1,107.69      $   17,015.35

O'Shea, Tim              August 13 & 27, 2004     $   16,923.04        1,384.62      $   18,307.66

Miller, Joan             August 13 & 27, 2004     $   10,606.12        1,107.69      $   11,713.81

Freedman, Tina           August 13 & 27, 2004     $    9,953.96        1,107.69      $   11,061.65

---------------------------------------------------------------------------------------------------

Total                                             $   75,698.46        4,707.69      $   80,406.15
===================================================================================================


                                            SCHEDULES TO THE BALANCE SHEET
                                                (General Business Case)


                                                      Schedule A
                                         Accounts Receivable and (Net) Payable

                                                            Accounts Receivable    Accounts Payable       Past Due
Receivables and Payables Agings                           (Pre and Post-petition)  (Post -petition)  Post Petition Debt
                                                          ----------------------- ------------------ ------------------
   0 -30 Days                                                           $159,237           $886,076
                                                          ----------------------- ------------------
   31-60 Days
                                                          ----------------------- ------------------
   61-90 Days                                                                                                       $0
                                                                                  ------------------ ------------------
   91+ Days
                                                          ----------------------- ------------------
   Total accounts receivable/payable-(see note 1)                       $159,237           $886,076
                                                          ----------------------- ==================
   Allowance for doubtful accounts
                                                          -----------------------
   Accounts receivable (net)                                            $159,237
                                                          =======================



                                                      Schedule B
                                             Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                        Cost of Goods Sold
----------------------------------                        ------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month   Inventory Beginning of Month                        $400,191

                                                                                                     ==================
                                                       Add -
   Retail/Restaurants -                                     Net purchase                                    $1,295,368
                                                                                                     ------------------
     Product for resale                        $399,325     Direct labor                                    $1,855,887
                                         ---------------                                             ------------------
                                                            Manufacturing overhead
                                                                                                     ------------------
   Distribution -                                           Freight in
                                                                                                     ------------------
     Products for resale                                    Other:                                                  $0
                                         ---------------                                             ------------------
                                                                                                                    $0
                                                          ------------------------------------------ ------------------
   Manufacturer -
                                                          ------------------------------------------ ------------------
     Raw Materials
                                         ---------------
     Work-in-progress                                     Less -
                                         ---------------
     Finished goods                                         Inventory End of Month                            $400,105
                                         ---------------                                             ------------------
                                                            Shrinkage
                                                                                                     ------------------
   Other - Explain                                 $780     Personal Use
                                         ---------------                                             ------------------
   Uniforms
   --------------------------------------
                                                          Cost of Goods Sold                                $3,151,341
   --------------------------------------                                                            ==================
       TOTAL                                   $400,105
                                         ===============

   Method of Inventory Control                            Inventory Valuation Methods
   Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                            Yes X   No
                               ----   ---
   How often do you take a complete physical inventory?   Valuation methods -
                                                              FIFO cost
                                                                                                    ---
     Weekly                                                   LIFO cost
                                   ---                                                              ---
     Monthly                       X                          Lower of cost or  market              ---
                                   ---
     Quarterly                                                Retail method
                                   ---                                                              ---
     Semi-annually                                            Other                                 X
                                   ---                                                              ---
     Annually                                                   Explain
                                   ---
Date of last physical inventory was     September 5, 2004  Standard Cost, with updates every month before inventory
                                        -----------------  -------------------------------------------------------------
                                                           -------------------------------------------------------------
Date of next physical inventory is       October 3, 2004
                                        -----------------  -------------------------------------------------------------



Note:

(1)Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                 Schedule C
                               Real Property

Description                                     Cost         Market Value(1)
                                                ----         ---------------
     Land                                    $         -        $         -
     ------------------------------       ---------------   ----------------
     Building                                $ 3,839,333        $ 3,839,333
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $(1,278,979)       $(1,278,979)
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     Total                                   $ 2,560,354        $ 2,560,354
                                          ===============   ================


                                 Schedule D
                          Other Depreciable Assets
Description                                     Cost         Market Value(1)
                                                ----         ---------------
Machinery & Equipment -
     Kitchen Equipment                       $ 8,881,633       $  8,881,633
     ------------------------------       ---------------   ----------------
     Equipment in Progress                   $   384,184       $    384,184
     ------------------------------       ---------------   ----------------
     Computer Equipment                      $ 1,603,464       $  1,603,464
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $(8,098,100)      $ (8,098,100)
     ------------------------------       ---------------   ----------------
     Total                                   $ 2,771,181       $  2,771,181
                                          ===============   ================
Furniture & Fixtures -
     Furniture & Fixtures                    $ 7,490,438       $  7,490,438
     ------------------------------       ---------------   ----------------
     Construction Fixtures in
      Progress                               $    59,898       $     59,898
     ------------------------------       ---------------   ----------------
     Smallwares                              $ 1,091,599       $  1,091,599
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $(5,947,708)      $ (5,947,708)
     ------------------------------       ---------------   ----------------
     Total                                   $ 2,694,227       $  2,694,227
                                          ===============   ================
Office Equipment -
-----------------------------------
     Office Equipment                        $   200,842       $    200,842
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $  (147,398)      $   (147,398)
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     Total                                   $    53,444       $     53,444
                                          ===============   ================
Leasehold Improvements -
     Leasehold Improvement                   $15,010,785       $ 15,010,785
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $(7,692,615)      $ (7,692,615)
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     Total                                   $ 7,318,170       $  7,318,170
                                          ===============   ================
Vehicles -
     Vehicles                                $    17,344       $     17,344
     ------------------------------       ---------------   ----------------
     Accumulation Depreciation               $    (3,226)      $     (3,226)
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     ------------------------------       ---------------   ----------------
     Total                                   $    14,118       $     14,118
                                          ===============   ================


Note:

(1)Book Value.

                                                             Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                                0-30 Days        31-60 Days     61-90 Days      91+ Days         Total
                                             ---------        ----------     ----------      --------         -----
Federal
        Income Tax Withholding                    $198,294                                                     $198,294
                                        ------------------- -------------- -------------- -------------- ---------------
        FICA - Employee                                                                                        $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        FICA - Employer                                                                                        $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Unemployment (FUTA)                                                                                    $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Income                                                                                                 $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Other (Attach List)                                                                                    $      -
                                        ------------------- -------------- -------------- -------------- ---------------
Total Federal Taxes                               $198,294            $ -            $ -            $ -        $198,294
                                        ------------------- -------------- -------------- -------------- ---------------
State and Local
        Income Tax Withholding                                                                                 $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Unemployment (UT)                                                                                      $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Disability Insurance (DI)                                                                              $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Empl. Training Tax (ETT)                                                                               $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Sales                                     $458,415                                                     $458,415
                                        ------------------- -------------- -------------- -------------- ---------------
        Excise                                                                                                 $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Real property                             $ 47,606                                                     $ 47,606
                                        ------------------- -------------- -------------- -------------- ---------------
        Personal property                                                                                      $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Income                                                                                                 $      -
                                        ------------------- -------------- -------------- -------------- ---------------
        Other (Attach List)                                                                                    $      -
                                        ------------------- -------------- -------------- -------------- ---------------
Total State & Local Taxes                         $506,021            $ -            $ -            $ -        $506,021
                                        ------------------- -------------- -------------- -------------- ---------------
Total Taxes                                       $704,315            $ -            $ -            $ -        $704,315
                                        =================== ============== ============== ============== ===============


                                                      Schedule F
                                                Pre-Petition Liabilities
                                                                                             Allowed
List Total Claims For Each Classification (1)                              Claimed Amount   Amount (b)
---------------------------------------------                              --------------   ----------
        Secured claims  (a)                                                   $4,837,528
                                                                           -------------- --------------
        Priority claims other than taxes                                      $  268,587
                                                                           -------------- --------------
        Priority tax claims                                                   $  607,050
                                                                           -------------- --------------
        General unsecured claims                                              $2,437,501
                                                                           -------------- --------------


(a)     List total amount of claims even it under secured.
(b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
        $3,000,000 as the Allowed Amount.



                Schedule G  -  Rental Income Information - Not applicable to General Business Cases


                                                    Schedule H
                            Recapitulation of Funds Held as of 8/8/04 (Period End Date)

                                            Account 1        Account 2          Account 3            Account 4
                                            ---------        ---------          ---------           ----------
Bank                                    Wells Fargo         Wells Fargo    Wells Fargo           Bank of America
                                        -----------------   ------------   --------------------  ------------------
Account Type                            Concentration       Express  Sweep Benefits ACH Pmt.     Disbursement
                                        -----------------   -----------------------------------  ------------------
Account No.                             4038-832325         4038832408     4945091882            7313400466
                                        -----------------   ------------   --------------------  ------------------
Account Purpose                         General             Investment     Payroll               Gifs Certificates
                                        -----------------   ------------   --------------------  ------------------
Balance, End of Month                    $    3,363,283                     $          22,928     $          1,870
                                        -----------------   ------------   --------------------  ------------------


                                            Account 5        Account 6          Account 7             Account
                                            ---------        ---------          ---------           ----------
Bank                                    Wells Fargo         Wells Fargo    Wells Fargo           Cash in Registers
                                        -----------------   ------------   --------------------  ------------------

Account Type                            Accounts Payable    Payroll        Old Accounts Payable  and on hand
                                        -----------------   ------------   --------------------  ------------------
Account No.                             412-1020184         403-8832366    475-9621113
                                        -----------------   ------------   --------------------  ------------------
Account Purpose                         A/P ZBA             Payroll ZBA    replaced by 412-1020184
                                        -----------------   ------------   ----------------------------------------
Balance, End of Month                    $  (761,874.00) (2)$(76,532.00) (2)                      $         97,650
                                        -----------------   ------------   --------------------  ------------------
Total Funds on Hand for all Accounts     $    2,647,325
                                        =================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating
Report.

Note 1:The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2 The negative balance reflects a timing difference.



                           STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                         Increase/(Decrease) in Cash and Cash Equivalents
                         For the Month Ended    09/05/04
                                            ---------------

                                                                     Actual           Cumulative
                                                                  Current Month     (Case to Date)
                                                                 ---------------    --------------
    Cash Receipts
  1      Rent/Leases Collected
                                                                 ---------------    --------------
  2      Cash Received from Sales                                    $5,920,237       $11,844,013
                                                                 ---------------    --------------
  3      Interest Received                                              ($1,230)          ($1,506)
                                                                 ---------------    --------------
  4      Borrowings
                                                                 ---------------    --------------
  5      Funds from Shareholders, Partners, or Other Insiders
                                                                 ---------------    --------------
  6      Capital Contributions
                                                                 ---------------    --------------
  7
         -----------------------------------                     ---------------    --------------
  8
         -----------------------------------                     ---------------    --------------
  9
         -----------------------------------                     ---------------    --------------
 10
         -----------------------------------                     ---------------    --------------
 11
         -----------------------------------                     ---------------    --------------
 12            Total Cash Receipts                                   $5,919,007       $11,842,507
                                                                 ---------------    --------------

    Cash Disbursements
 13      Payments for Inventory                                       3,123,743         7,132,929
                                                                 ---------------    --------------
 14      Selling                                                       $279,692          $279,692
                                                                 ---------------    --------------
 15      Administrative                                                $273,674          $486,291
                                                                 ---------------    --------------
 16      Capital Expenditures                                           $12,641           $21,658
                                                                 ---------------    --------------
 17      Principal Payments on Debt
                                                                 ---------------    --------------
 18      Interest Paid
                                                                 ---------------    --------------
         Rent/Lease:
 19            Personal Property
                                                                 ---------------    --------------
 20            Real Property                                           $758,461          $758,461
                                                                 ---------------    --------------
         Amount Paid to Owner(s)/Officer(s)
 21            Salaries                                                 $80,406          $125,756
                                                                 ---------------    --------------
 22            Draws
                                                                 ---------------    --------------
 23            Commissions/Royalties
                                                                 ---------------    --------------
 24            Expense Reimbursements                                   $17,146           $17,146
                                                                 ---------------    --------------
 25            Other
                                                                 ---------------    --------------
 26      Salaries/Commissions (less employee withholding)              $137,676          $137,676
                                                                 ---------------    --------------
 27      Management Fees
                                                                 ---------------    --------------
         Taxes:
 28            Employee Withholding                                    $259,527          $559,612
                                                                 ---------------    --------------
 29            Employer Payroll Taxes                                  $150,377          $327,257
                                                                 ---------------    --------------
 30            Real Property Taxes                                      $47,606           $47,606
                                                                 ---------------    --------------
 31            Other Taxes Sales Taxes                                 $458,415          $562,338
                                                                 ---------------    --------------
 32      Other Cash Outflows:
                                                                 ---------------    --------------
 33            Credit Card fees                                         $65,884           $65,884
               -----------------------------                     ---------------    --------------
 34            Adjustment to Beginning Cash Balance                     ($2,649)          ($2,649)
               ------------------------------------------------- ---------------    --------------
 35
               -----------------------------                     ---------------    --------------
 36
               -----------------------------                     ---------------    --------------
 37
               -----------------------------                     ---------------    --------------
 38            Total Cash Disbursements:                              5,662,600       $10,519,657
                                                                 ---------------    --------------
 39 Net Increase (Decrease) in Cash                                    $256,407        $1,322,850
                                                                 ---------------    --------------
 41 Cash Balance, Beginning of Period                                $2,390,918        $1,324,475
                                                                 ---------------    --------------
 43 Cash Balance, End of Period                                      $2,647,325        $2,647,325
                                                                 ===============    ==============
